UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026
___________

DYNEX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-09819		52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)
140 Eastshore Drive, Suite 100
Glen Allen, Virginia			23059-5755
(Address of principal executive offices)			(Zip Code)
	(804)	217-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DX	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 15, 2026, the Board of Directors (the “Board”) of Dynex Capital, Inc. (the “Company”) appointed Douglas Neal as an independent director of the Company, effective immediately. The size of the Board was increased to seven members in connection with the appointment. Mr. Neal has been appointed to the Audit Committee and Compensation Committee of the Board. Mr. Neal will stand for election by the Company’s shareholders at the next annual meeting of shareholders in 2027.
Mr. Neal will be entitled to the standard compensation provided to non-employee directors as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2026. His compensation will be pro-rated for service until the Company’s next annual meeting of shareholders in 2027. The Company expects to enter into an indemnification agreement with Mr. Neal in the form filed as Exhibit 10.1 to the Company’s current report on Form 8-K, filed with the SEC on May 22, 2026.
The Board has determined that Mr. Neal is independent under applicable New York Stock Exchange listing rules and regulations of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). There are no arrangements or understandings between Mr. Neal and any other persons or entities pursuant to which he was appointed as a director. Further, Mr. Neal is not party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01 Regulation FD Disclosure
On June 16, 2026, the Company issued a press release announcing the appointment of Mr. Neal to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release, dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date:	June 16, 2026	By:	/s/ Michael A. Angelo
Michael A. Angelo
Chief Legal Officer and Corporate Secretary